UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      September 17, 2010

World Acceptance Corporation
(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street Greenville, South Carolina 29607
(Address of Principal Executive Offices) (Zip Code)

(864) 298-9801
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

Amended and Restated Revolving Credit Facility

On September 17, 2010, World Acceptance Corporation (the “Company”) entered into an amendment and restatement (the “Amendment”) of the Amended and Restated Revolving Credit Agreement, dated as of July 20, 2005, as amended (as so amended and restated, the “Revolving Credit Agreement”), among the Company, the lenders named therein, and Bank of Montreal, as Administrative Agent.

The Amendment amends the Revolving Credit Agreement by extending its term through August 31, 2012, changing the revolving credit commitment amount to up to $225.0 million and permitting the Company to incur up to $75.0 million in aggregate principal amount of subordinated indebtedness under a non-revolving line of credit (the “Subordinated Credit Agreement”) on the terms described below.

In addition, the Amendment modifies the consolidated net worth and fixed charge coverage ratio financial covenants in the Revolving Credit Agreement and adjusts an indebtedness negative covenant in the Revolving Credit Agreement that, as amended, prohibits (i) the Company’s aggregate unpaid principal amount of total debt, on a consolidated basis, to exceed 325% of the Company’s consolidated adjusted net worth, and (ii) the Company’s aggregate unpaid principal amount of subordinated debt to exceed 100% of the Company’s consolidated adjusted net worth.  The Amendment also adds a covenant providing that as of April 1, 2011 and at all times thereafter, so long as any of the Company’s 3% Convertible Senior Subordinated Notes due 2011 (“Senior Subordinated Convertible Notes”) remains outstanding, the Company’s excess borrowing availability under the Revolving Credit Agreement and the Subordinated Credit Agreement shall not be less than the aggregate outstanding principal balance of the Senior Subordinated Convertible Notes.

The Amendment also increases the Company’s ability to make investments in certain Mexican subsidiaries from an aggregate amount not to exceed $45 million up to $60 million.

In connection with the Amendment (i) the Company and its domestic subsidiaries entered into amended and restated security agreements and (ii) the Company’s domestic subsidiaries entered into an amended and restated guaranty agreement.  The material terms of these agreements are substantially consistent with the previous forms of these agreements, as amended, most recently filed with the Company’s periodic reports with the SEC and incorporated by reference to the Company’s most recent report on Form 10-Q for the quarter ended June 30, 2010.

The material terms of the Revolving Credit Agreement are otherwise substantially consistent with the previous form of the amended and restated credit agreement, as amended, in effect immediately prior to the Amendment, most recently filed with the Company’s periodic reports with the SEC and incorporated by reference to the Company’s most recent report on Form 10-Q for the quarter ended June 30, 2010.

The foregoing description of the Amendment, including certain terms in this description which are defined in the Revolving Credit Agreement, is qualified in its entirety by the terms of the Amended and Restated Revolving Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.   The foregoing descriptions of the amended and restated security agreements and the amended and restated guaranty agreement are qualified in their entirety by the terms of (i) the Amended and Restated Security Agreement, Pledge and Indenture of Trust between the Company and Harris N.A., as Collateral Agent, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference, (ii) the Amended and Restated Security Agreement, Pledge and Indenture of Trust among the Company’s subsidiaries party thereto and Harris N.A., as Collateral Agent, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference, and (iii) the Amended and Restated Guaranty Agreement by the Company’s subsidiaries party thereto in favor of Harris N.A., as Collateral Agent, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Subordinated  Credit Agreement

On September 17, 2010, the Company entered into the Subordinated Credit Agreement with Wells Fargo Preferred Capital, Inc. (“Wells Fargo”) providing for a non-revolving line of credit maturing on September 17, 2015.  Wells Fargo is also a lender under the Revolving Credit Agreement.

The Subordinated Credit Agreement initially provides a commitment of $75.0 million, which commitment amount will be reduced annually by $5.0 million beginning on the first anniversary of the closing date.  See Item 2.03 below for information regarding the Company’s borrowings under the Subordinated Credit Agreement in conjunction with the closing of this credit facility.  Term loan borrowings under the Subordinated Credit Agreement are limited to 85% of the eligible accounts receivable of the Company and its subsidiaries, less the sum of (i) all unearned finance charges and unearned insurance premiums and insurance commissions applicable to such eligible accounts receivable, (ii) any principal amounts then outstanding under the Revolving Credit Agreement, (iii) mark-to-market liability under any hedging agreement, (iv) the aggregate principal amounts then outstanding under the senior subordinated convertible notes, and (v) all other unsecured on-balance sheet indebtedness of the Company and its direct and indirect subsidiaries (including accrued liabilities and taxes but excluding obligations under the Subordinated Credit Agreement) as reflected on the Company’s most recent consolidated financial statements.

Interest on borrowed amounts under the Subordinated Credit Agreement is payable monthly in arrears at a rate per annum equal to the sum of one-month LIBOR, as in effect from time to time, plus 4.875%, provided, however that during each period that the outstanding principal balance of the borrowings under the Subordinated Credit Agreement is less than $30 million (the “Minimum Balance”), the Company shall pay interest on the Minimum Balance.  The Company is required to pay an unused line fee at a rate between 25 basis points and 37.5 basis points  per annum (based on whether the usage rate for a month is equal to or greater than 65% or less than 65%) on the average daily unused portion of the maximum amount of the commitments under the Subordinated Credit Agreement.  In addition, the Company has paid Wells Fargo a non-refundable commitment fee of $487,500 in connection with the Subordinated Credit Agreement.

The proceeds from the borrowing under the Subordinated Credit Agreement will be used to repay existing debt and for general working capital purposes (including the repayment or purchase of senior subordinated convertible notes and purchase of the Company’s capital stock as approved by the Company’s board of directors).  See Item 2.03 below.  The Subordinated Credit Agreement is guaranteed by the Company’s domestic subsidiaries pursuant to a Subordinated Guaranty Agreement and, although initially unsecured, will be, after payment in full of the senior subordinated convertible notes, secured by a second lien on all assets of the Company and each guarantor pursuant to a Subordinated Security Agreement, Pledge and Indenture of Trust signed by the Company (the “Company Security Agreement”) and a Subordinated Security Agreement, Pledge and Indenture of Trust signed by the Company’s domestic subsidiaries (the “Subsidiary Security Agreement”).  The foregoing descriptions of the Subordinated Guaranty Agreement, Company Security Agreement, and the Subsidiary Security Agreement are qualified in their entirety by the terms of these agreements, which are filed as Exhibits 10.7,  10.8, and 10.9 hereto, respectively, are incorporated herein by reference.

The liens created to secure the Subordinated Credit Agreement after payment in full of the Senior Subordinated Convertible Notes will be subject to the first lien position of the lenders under the Revolving Credit Agreement. The Subordinated Credit Agreement will be subordinated to the Revolving Credit Agreement and will have the same rank as the Senior Subordinated Convertible Notes until such notes are paid in full.  Thereafter, the Subordinated Credit Agreement will be subordinate to the Revolving Credit Agreement pursuant to the terms and conditions of the Subordination and Intercreditor Agreement (the “Subordination Agreement”), dated as of September 17, 2010, among the Company, Wells Fargo, individually and as agent for the lenders party to the Subordinated Credit Agreement, Bank of Montreal, individually and as agent for the lenders party to the Revolving Credit Agreement, and Harris N.A., as Senior Creditor Collateral Agent.   The Subordination Agreement will require the indebtedness under the Revolving Credit Agreement to be paid in full in a bankruptcy proceeding before the indebtedness under the Subordinated Credit Agreement can be paid.  In addition, it will provide for customary standstill periods for the Subordinated Credit Agreement, customary cure periods for the Revolving Credit Agreement, customary restrictions with respect to prepayments of indebtedness under the Subordinated Credit Agreement and customary restrictions with respect to amending the Revolving Credit Agreement and the Subordinated Credit Agreement. The foregoing description of the Subordination Agreement is qualified in its entirety by the terms of the Subordination Agreement, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

The Subordinated Credit Agreement contains financial covenants requiring the Company to (a) maintain a minimum net worth, which is defined as (i) for the fiscal quarter of the Company ending June 30, 2010, $275,000,000, and (ii) for each fiscal quarter thereafter, the sum of the minimum net worth for the immediately preceding fiscal quarter plus 50% of consolidated net income for such fiscal quarter (but without deduction in the case of any deficit of consolidated net income for such fiscal quarter); and (b) maintain a fixed charge coverage ratio of at least 2.00 to 1.00 at the end of each fiscal quarter.

The Subordinated Credit Agreement contains restrictive covenants that limit the ability of the Company and its direct and indirect subsidiaries to incur indebtedness, create or assume liens, prepay certain indebtedness, acquire, sell or dispose of all or a substantial part of their assets, engage in certain mergers or consolidations, engage in transactions with affiliates, and make investments.  These covenants in the Subordinated Credit Agreement are subject to a number of qualifications and exceptions.  In addition, the Subordinated Credit Agreement requires the Company to maintain Wells Fargo as a lender under the Revolving Credit Agreement and any other senior revolving credit facility, in each case with a commitment in an amount of a least 20% of the total commitments thereunder unless Wells Fargo, in its sole discretion, agrees to providing a lesser percentage of the total commitments.

The Subordinated Credit Agreement also contains representations and warranties and events of default that are customary for this type of transaction.

The foregoing description of the Subordinated Credit Agreement is qualified in its entirety by the terms of the Subordinated Credit Agreement, including certain terms in this description which are defined in such credit agreement, filed as Exhibit 10.6 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

On September 17, 2010, the Company borrowed $30 million under the Subordinated Credit Agreement and used the proceeds from such borrowing to repay a portion of the Revolving Credit Agreement.  These borrowings left the Company with borrowing capacity of $45.0 million under the Subordinated Credit Agreement, subject to the terms and conditions described in Item 1.01 above.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 10.1 –Amended and Restated Revolving Credit Agreement, dated as of September 17, 2010, among World Acceptance Corporation, the lender parties, and Bank of Montreal, as Administrative Agent.

Exhibit 10.2  –Amended and Restated Security Agreement, Pledge and Indenture of Trust, dated as of September 17, 2010, between World Acceptance Corporation and Harris N.A., as Collateral Agent.

Exhibit 10.3 – Amended and Restated Security Agreement, Pledge and Indenture of Trust, dated as of September 17, 2010, among the subsidiaries of World Acceptance Corporation party thereto and Harris N.A., as Collateral Agent.

Exhibit 10.4 – Amended and Restated Subsidiary Guaranty Agreement, dated as of September 17, 2010, by the subsidiaries of World Acceptance Corporation party thereto in favor of Harris N.A., as Collateral Agent.

Exhibit 10.5 – Subordination and Intercreditor Agreement, dated as of September 17, 2010, among World Acceptance Corporation, Wells Fargo Preferred Capital, Inc., individually and as agent, and Bank of Montreal, individually and as agent, and Harris N.A., as senior collateral agent.

Exhibit 10.6  – Subordinated Credit Agreement, dated as of September 17, 2010, between World Acceptance Corporation and Wells Fargo Preferred Capital, Inc., as Agent and as Bank.

Exhibit 10.7 – Subordinated Subsidiary Guaranty Agreement, dated as of September 17, 2010, by the subsidiaries of World Acceptance Corporation party thereto in favor of Wells Fargo Preferred Capital, Inc., as Collateral Agent.

Exhibit 10.8 – Subordinated Security Agreement, Pledge and Indenture of Trust, dated as of September 17, 2010, between World Acceptance Corporation and Wells Fargo Preferred Capital, Inc., as Collateral Agent.

Exhibit 10.9 – Subordinated Security Agreement, Pledge and Indenture of Trust, dated as of September 17, 2010, among the subsidiaries of World Acceptance Corporation party thereto and Wells Fargo Preferred Capital, Inc., as Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September 21, 2010

World Acceptance Corporation

By:	/s/ Kelly Malson
Kelly Malson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amended and Restated Revolving Credit Agreement, dated as of September 17, 2010, among World Acceptance Corporation, the lender parties, and Bank of Montreal, as Administrative Agent.
10.2	Amended and Restated Security Agreement, Pledge and Indenture of Trust, dated as of September 17, 2010, between World Acceptance Corporation and Harris N.A., as Collateral Agent.
10.3
Amended and Restated Security Agreement, Pledge and Indenture of Trust, dated as of September 17, 2010, among the subsidiaries of World Acceptance Corporation party thereto and Harris N.A., as Collateral Agent.

10.4	Amended and Restated Subsidiary Guaranty Agreement, dated as of September 17, 2010, by the subsidiaries of World Acceptance Corporation party thereto in favor of Harris N.A., as Collateral Agent.
10.5
Subordination and Intercreditor Agreement, dated as of September 17, 2010, among World Acceptance Corporation, Wells Fargo Preferred Capital, Inc., individually and as agent, and Bank of Montreal, individually and as agent, and Harris N.A., as senior collateral agent.

10.6	Subordinated Credit Agreement, dated as of September 17, 2010, between World Acceptance Corporation and Wells Fargo Preferred Capital, Inc., as Agent and as Bank.
10.7
Subordinated Subsidiary Guaranty Agreement, dated as of September 17, 2010, by the subsidiaries of World Acceptance Corporation party thereto in favor of Wells Fargo Preferred Capital, Inc., as Collateral Agent.

10.8	Subordinated Security Agreement, Pledge and Indenture of Trust, dated as of September 17, 2010, between World Acceptance Corporation and Wells Fargo Preferred Capital, Inc., as Collateral Agent.
10.9
Subordinated Security Agreement, Pledge and Indenture of Trust, dated as of September 17, 2010, among the subsidiaries of World Acceptance Corporation party thereto and Wells Fargo Preferred Capital, Inc., as Collateral Agent.